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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-8940 (Commission File Number)	13-3260245 (I.R.S. Employer Identification No.)
120 Park Avenue, New York, New York (Address of principal executive offices)		10017-5592 (Zip Code)

Registrant's telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

        Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Altria Group, Inc. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2003 (the "Financial Statements"), the independent auditors' report thereon and the statement regarding computation of ratios of earnings to fixed charges. The Financial Statements, the independent auditors' report and the statement regarding computation of ratios of earnings to fixed charges will be incorporated by reference in Altria Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

Item 7.    Financial Statements and Exhibits.

        The Financial Statements, together with the independent auditors' report thereon, are included herein.

        (c)   Exhibits

12.	Statement regarding computation of ratios of earnings to fixed charges.
23.	Consent of independent auditors.
99.	Financial Statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.
By:	/s/ DINYAR S. DEVITRE
Name:	Dinyar S. Devitre
Title:	Senior Vice President and Chief Financial Officer

DATE: January 28, 2004

EXHIBIT INDEX

Exhibit No.
12.	Statement regarding computation of ratios of earnings to fixed charges.
23.	Consent of independent auditors.
99.	Financial Statements.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX